                                                                    EXHIBIT 10.1


Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301      OK-34-020893-2.44

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
LOAN NO.       LOAN NAME            ACCOUNT NO.      NOTE DATE       RATE      NOTE AMOUNT      MATURITY      INITIALS
3172000        RIVERSIDE PARKWAY                     07/20/93        10%       $25,000.00       07/20/94        TBB
                                                                             Revolving Draw
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

--------------------------(For Bank Purposes Only-AC)---------------------------

                                PROMISSORY NOTE
                               (Business Purpose)
                                    NBC BANK

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1.    DATE AND PARTIES. The date of this promissory note (Note) is July 20,
      1993. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The parties to this Note and Loan are:

            BORROWER:
                  RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.
                   an OKLAHOMA corporation
                   P.O. Box 175
                   RALSTON, OKLAHOMA 74650
                   Tax I.D. # 73-1379352

            BANK:
                  NBC BANK
                   an OKLAHOMA banking corporation
                   8TH & KIHEKAH
                   P.O. Box 27
                   PAWHUSKA, OKLAHOMA 74056
                   Tax I.D. # 73-0368670

2. PROMISE TO PAY. For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $25,000.00 (Principal) or so much thereof as may, from time to time, be advanced to Borrower hereunder plus interest from the date of disbursement, on the unpaid principal balance at the rate of 10% per annum (Contract Rate) until this Note matures or the obligation is accelerated. After maturity or acceleration, the unpaid balance shall bear interest at the rate specified in the paragraph in this Note entitled "DEFAULT RATE OF INTEREST" until paid in full. The Loan and this Note are limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under federal and state laws. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower according to the actuarial method. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

      This is a revolving draw Note and all or part of the Principal shall be advanced from time to time by Bank upon request of Borrower or any authorized agent of Borrower subject to all of the following conditions:
            A.    There has not been a default by Borrower or any other party.
            B. Bank has received all documents, information, and warranties as Bank may require, all properly executed, if appropriate, in a form acceptable to Bank.
            C. A request for the advance is received from Borrower or Borrower's authorized agent prior to the maturity date of the Loan in a form acceptable to Bank.
            D. Bank has made all inspections which Bank considers necessary and is satisfied with the same.
      Any authorized agent of Borrower shall have authority to direct the disposition of any such advances until written notice of the revocation is received by Bank. However, the amount of advances under this Note that are outstanding and unpaid shall never exceed the Principal. Interest shall accrue only on the amount of outstanding Principal that is drawn and unpaid. In the event of default, Bank is not obligated to make any additional advances regardless of the amount of Principal that has not been drawn at the time of default.

      ALL UNPAID PRINCIPAL, ACCRUED INTEREST, OTHER COSTS AND EXPENSES ARE DUE AND PAYABLE IN ONE PAYMENT ON JULY 20, 1994, WHICH PAYMENT IS ESTIMATED TO BE $27,534.72. THIS PAYMENT AMOUNT IS BASED UPON TIMELY PAYMENT. THE AMOUNT SHALL BE PAID IN LEGAL U.S. CURRENCY. ANY PAYMENT MADE WITH A CHECK WILL CONSTITUTE PAYMENT ONLY WHEN COLLECTED.

3. EFFECT OF PREPAYMENT. Borrower may prepay this Loan in full, subject to any prepayment penalty or minimum charge as agreed to below. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.

4. MINIMUM INTEREST CHARGE. If Borrower pays this Note in full before the maturity date or otherwise, Borrower agrees to pay Bank a minimum interest charge of $15.00 or the earned finance charge, whichever amount is greater.

5. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):
            A. Failure by any party obligated on this Note or any other obligations Borrower has with Bank to make payment when due; or
            B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or
            C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
            D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or
            E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on

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RIVERSIDE PARKWAY                                                         PAGE 1
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Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301      OK-34-020893-2.44


                  behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
            F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or
            G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
            H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or
            I. A transfer of a substantial part of Borrower's money or property.

6. DEFAULT RATE OF INTEREST. If there is a default in this Note, the rate of interest, at Bank's option, shall immediately be increased by 2 percentage points whether or not Bank accelerates the maturity, and interest shall accrue thereafter at the resulting rate until all obligations under this Note are paid in full. Unless Bank has accelerated the maturity, Bank shall, within 10 days following the effective date of such interest rate increase, notify Borrower of the fact that the interest rate has been increased pursuant to this provision.

7. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option of Bank, all or any part of the principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law, equity, this Note, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. All rights and remedies are cumulative and not exclusive, and Bank is entitled to all remedies provided at law or equity, whether or not expressly set forth. In addition to the remedies provided by law upon default, Bank also has the right of set-off against this Note, including but without limiting the generality, all money owed by Bank to Borrower, whether or not due.

8. COLLECTION EXPENSES. On or after an Event of Default, Bank may recover from Borrower and all guarantors or any of them, all fees and expenses in collecting, enforcing and protecting liabilities and reasonable expenses in realizing on any security incurred by Bank, plus expenses of collecting and enforcing this Note. Such fees and expenses shall include, but are not limited to, filing fees, publication expenses, deposition fees, stenographer fees, witness fees and any other court costs. Any such fees and expenses shall be added to the Principal of this Note and shall accrue interest at the same rate as provided for in this Note.

9. ATTORNEYS' FEES. Upon default of this Note, Bank may recover from Borrower and all guarantors or any of them, reasonable attorneys' fees incurred by Bank. Such reasonable attorneys' fees shall include, without limitation, paralegal fees. Any such reasonable attorneys' fees shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note. Borrower agrees that reasonable attorneys' fees shall be construed to mean 15% of the total of the unpaid balance at the time of default, plus all accrued interest. Such recovery will be to the extent not prohibited by law.

10. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

11. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:
            A. waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.
            B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.
            C. consent to Bank's release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
            D. consent to the release, substitution or impairment of any collateral.
            E. consent that Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
            F. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.
            G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts and waive notice of such sales, repurchases or participations of this Note.

12. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):

                                  REAL ESTATE

      The real property portion of the Collateral includes the following described property (Property) situated in PAWNEE County, OKLAHOMA, to-wit:

            LOT 9 AND LOT 10 IN BLOCK 13 IN THE ORIGINAL TOWN OF RALSTON, PAWNEE COUNTY, OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

      The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

13. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs, then to accrued interest and the balance, if any, to Principal except as otherwise required by law.

14. LOAN PURPOSE. Borrower represents and warrants that the purpose of this Loan is WORKING CAPITAL FOR CORPORATION.

15. JOINT AND SEVERAL. Borrower or any other signers shall be jointly and severally liable under this Note.

16. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Bank upon Bank's request and in the event of no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.

17.   GENERAL PROVISIONS.
            A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.
            B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies,

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RIVERSIDE PARKWAY                                                         PAGE 2
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Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301      OK-34-020893-2.44


                  privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
            C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by Borrower and Bank.
            D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
            E. FURTHER ASSURANCES. Borrower, upon request of Bank, agrees to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.
            F. GOVERNING LAW. This Note shall be governed by the laws of the State of OKLAHOMA, provided that such laws are not otherwise preempted by federal laws and regulations.
            G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of OKLAHOMA, unless otherwise designated in writing by Bank or otherwise required by law.
            H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the partes; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.
            I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
            J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.
            K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.
            L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.
            M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.
            N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.
            O. HOLDER. The term "Bank" shall include any transferee and assignee of Bank or other holder of this Note.
            P. BORROWER DEFINED. The term "Borrower' includes each and every person signing this Note as a Borrower and any co-signers.

18. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.

      BORROWER:

         RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.               [CORPORATE SEAL*]
                AN OKLAHOMA CORPORATION

                BY: /s/ L. WILLIAM HISER, JR.
                    ----------------------------------
                    L. WILLIAM HISER, JR., PRESIDENT

                    /s/ SHIRLEY L. BOWMAN
                    ----------------------------------
                    ATTEST

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


      BANK:

         NBC BANK                                              [CORPORATE SEAL*]
                AN OKLAHOMA BANKING CORPORATION

                BY: /s/ T. BRENT BALLINGER
                    ----------------------------------
                    T. BRENT BALLINGER, PRESIDENT

                    /s/ GEORGIA HALL
                    ----------------------------------
                    ATTEST

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.




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RIVERSIDE PARKWAY                                                         PAGE 3
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